Supplement dated February 2, 2024, to the Prospectus dated May 1, 2019, for the

Great-West Smart Track® Variable Annuity, Great-West Smart Track® II Variable Annuity, and the

Great-West Smart Track II® - 5 Year Variable Annuity contracts issued by

Empower Annuity Insurance Company of America

Variable Annuity-2 Series Account

Supplement dated February 2, 2024, to the Prospectus dated May 1, 2019, for the

Great-West Smart Track® Variable Annuity, Great-West Smart Track® II Variable Annuity, and the

Great-West Smart Track II® - 5 Year Variable Annuity contracts issued by

Empower Life & Annuity Insurance Company of New York

Variable Annuity-2 Series Account

This Supplement amends certain information in your variable annuity contract (“Contract”) prospectus (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

Important Notice Regarding the Reorganization of Several American Century Variable Portfolios, Inc. and American Century Variable Portfolios II, Inc.

The Board of Directors of the American Century Variable Portfolios, Inc. (“ACVP”) and American Century Variable Portfolios II, Inc. (“ACVP II”) approved a proposal to reorganize certain ACVP portfolios (the “Acquired Funds”) into a newly organized series (the “Acquiring Funds”) of Lincoln Variable Insurance Portfolios (“LVIP”) that are substantially similar to the Acquired Funds (the “Reorganizations”). The Reorganizations are subject to approval and will be submitted to Acquired Fund shareholders for their consideration at a special shareholder meeting to be held on or about April 4, 2024. If approved, the Reorganizations are expected to take place on or about the close of business on April 26, 2024 (the “Closing Date”). The list of Acquired Funds and corresponding Acquiring Funds is shown in the table below:

ACVP and ACVP II – Acquired Funds	LVIP - Acquiring Funds*
American Century Investments® VP Inflation Protection Fund	LVIP American Century Inflation Protection Fund
American Century Investments® VP Mid Cap Value Fund	LVIP American Century Mid Cap Value Fund
American Century Investments® VP Value Fund	LVIP American Century Value Fund

Shareholders of each Acquired Fund will vote separately on each Reorganization, and a Reorganization will only occur if approved. On the Closing Date, after the close of business, your account value in the Sub-Account invested in each Acquired Fund at the time of the Reorganization will become invested in the Sub-Account that invests in the corresponding class of an Acquiring Fund, and the Acquired Funds will liquidate, cease operations, and will no longer be available for investment.

A combined Proxy Statement/Prospectus will be sent to Contract Owners invested in the Acquired Funds requesting their vote on the proposal, which will include a full discussion of the Reorganizations and the factors the Board of Directors considered in approving the proposal.

Your rights and obligations under the Contract and your account value will not change as a result of the Reorganizations. The fees and charges under the Contract will not change and there are no tax consequences to you as a result of the Reorganization.

*          *          *

As of the Closing Date, this Supplement amends your Prospectus by removing all references to the Acquired Funds as investment options under the Contract. As of the Closing Date, this Supplement further amends your Prospectus by adding the Acquiring Funds as investment options under your Contract.

If you have any questions regarding this Supplement or if you wish to receive prospectuses for the Acquired Funds, or other Funds available under your Contract, contact us by writing or calling Protective Life at P.O. Box 10648, Birmingham, AL 35201-0648 or toll free at 800-456-6330. You may also obtain Acquired Fund and other Fund prospectuses online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Closing Date.